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                                                                    EXHIBIT 10.3




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                            HOUSEHOLD BANK (SB), N.A.



                                       and



                    HOUSEHOLD RECEIVABLES ACQUISITION COMPANY



                         RECEIVABLES PURCHASE AGREEMENT




                            Dated as of June 12, 2001





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

                                TABLE OF CONTENTS

                                                                                                                 PAGE
ARTICLE I DEFINITIONS...............................................................................................1

         Section 1.01.     Definitions..............................................................................1
         Section 1.02.     Other Definitional Provisions............................................................4

ARTICLE II PURCHASE AND CONVEYANCE OF RECEIVABLES...................................................................5

         Section 2.01.     Purchase.................................................................................5
         Section 2.02.     Addition of Aggregate Addition Accounts..................................................7
         Section 2.03.     Addition of New Accounts.................................................................8
         Section 2.04.     Representations and Warranties...........................................................9
         Section 2.05.     Delivery of Documents....................................................................9

ARTICLE III CONSIDERATION AND PAYMENT...............................................................................9

         Section 3.01.     Purchase Price...........................................................................9
         Section 3.02.     Adjustments to Purchase Price...........................................................10

ARTICLE IV REPRESENTATIONS AND WARRANTIES..........................................................................10

         Section 4.01.     Representations and Warranties of the Bank Relating to the Bank.........................10
         Section 4.02.     Representations and Warranties of the Bank Relating to the Agreement and the
                           Receivables.............................................................................12
         Section 4.03.     Representations and Warranties of HRAC..................................................13

ARTICLE V COVENANTS................................................................................................14

         Section 5.01.     Covenants of the Bank...................................................................14

ARTICLE VI REPURCHASE OBLIGATION...................................................................................16

         Section 6.01.     Reassignment of Ineligible Receivables..................................................16
         Section 6.02.     Reassignment of Trust Portfolio.........................................................17

ARTICLE VII CONDITIONS PRECEDENT...................................................................................17

         Section 7.01.     Conditions to HRAC's Obligations Regarding Initial Receivables..........................17
         Section 7.02.     Conditions Precedent to the Bank's Obligations..........................................18

ARTICLE VIII TERM AND PURCHASE TERMINATION.........................................................................18

         Section 8.01.     Term....................................................................................18
         Section 8.02.     Purchase Termination....................................................................18

ARTICLE IX MISCELLANEOUS PROVISIONS................................................................................19

         Section 9.01.     Amendment...............................................................................19
         Section 9.02.     Governing Law...........................................................................20



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
         Section 9.03.     Notices.................................................................................20
         Section 9.04.     Severability of Provisions..............................................................20
         Section 9.05.     Assignment..............................................................................20
         Section 9.06.     Acknowledgement and Agreement of the Bank...............................................20
         Section 9.07.     Further Assurances......................................................................21
         Section 9.08.     No Waiver; Cumulative Remedies..........................................................21
         Section 9.09.     Counterparts............................................................................21
         Section 9.10.     Binding; Third-Party Beneficiaries......................................................21
         Section 9.11.     Merger and Integration..................................................................21
         Section 9.12.     Headings................................................................................22
         Section 9.13.     Schedules and Exhibits..................................................................22
         Section 9.14.     Survival of Representations and Warranties..............................................22
         Section 9.15.     Nonpetition Covenant....................................................................22

EXHIBIT A FORM OF SUPPLEMENTAL CONVEYANCE.........................................................................A-1

Schedule I LIST OF ACCOUNTS.......................................................................................I-2

                  RECEIVABLES PURCHASE AGREEMENT, dated as of June 12, 2001 by and between HOUSEHOLD RECEIVABLES ACQUISITION COMPANY, a Delaware corporation ("HRAC"), and HOUSEHOLD BANK (SB), N.A., a national banking association (the "BANK").

                                   WITNESSETH:

                  WHEREAS, HRAC desires to purchase, from time to time, certain Receivables (hereinafter defined) arising under certain revolving credit accounts owned by the Bank;

                  WHEREAS, the Bank desires to sell and assign from time to time certain Receivables to HRAC upon the terms and conditions hereinafter set forth;

                  WHEREAS, it is contemplated that the Receivables purchased hereunder will be transferred by HRAC to HRSI Funding, Inc. II then to the Trust (hereinafter defined) in connection with the issuance of certain Securities (hereinafter defined); and

                  WHEREAS, the Bank agrees that all representations, warranties, covenants and agreements made by the Bank herein with respect to the Accounts (hereinafter defined) and Receivables shall also be for the benefit of HRSI Funding, Inc. II, the Owner Trustee (hereinafter defined), the Indenture Trustee (hereinafter defined) and all beneficiaries of the Trust, including the holders of the Securities.

                  NOW, THEREFORE, it is hereby agreed by and between HRAC and the Bank as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01. Definitions. All capitalized terms used herein or in any certificate, document, or Conveyance Paper made or delivered pursuant hereto, and not defined herein or therein, shall have the meaning ascribed thereto in the Transfer and Servicing Agreement; in addition, the following words and phrases shall have the following meanings:

                  "Account" shall mean (a) each Initial Account, (b) each Additional Account (but only from and after the Addition Date with respect thereto), (c) each Related Account, and (d) each account into which an Account shall be transferred (a "TRANSFERRED ACCOUNT") provided that (i) such transfer was made in accordance with the Credit Guidelines and (ii) such account can be traced or identified as an account into which an Account has been transferred, but shall exclude (e) any Account that (x) after the Removal Date, the newly generated Receivables in which shall not be assigned to HRAC hereunder, (y) the right, title and interest of HRAC in the Receivables in which are reassigned to the Bank pursuant to Section 6.01 or (z) the right, title and interest of the Trust in the Receivables in which are assigned and transferred to the Servicer pursuant to Section 3.03 of the Transfer and Servicing Agreement.

                  "Account Owner" shall mean the Bank, or any entity which is the issuer of the revolving credit relating to an Account pursuant to a Credit Agreement and/or a seller of Receivables to HRAC.

                  "Addition Date" shall mean (a) with respect to Aggregate Addition Accounts (or Participation Interests), the date from and after which such Aggregate Addition Accounts are to be included as Accounts pursuant to
Section 2.02 and (b) with respect to New Accounts, the first Distribution Date following the calendar month in which the later of the dates on which such New Accounts are originated or designated (or such Participation Interests are included) pursuant to Section 2.03 occurs.

                  "Addition Notice Date" shall have the meaning specified in
Section 2.02 of this Agreement.

                  "Additional Account" shall mean each New Account and each Aggregate Addition Account.

                  "Additional Cut-Off Date" shall mean (a) with respect to Aggregate Addition Accounts, the date specified as such in the notice delivered with respect thereto pursuant to Section 2.02, and (b) with respect to New Accounts, the later of the dates on which such New Accounts are originated or designated pursuant to Section 2.03.

                  "Aggregate Addition Account" shall mean each Eligible Account that is designated pursuant to Section 2.02 to be included as an Account and is identified in the computer file or microfiche list delivered to HRAC by the Bank pursuant to Sections 2.01 and 2.05.

                  "Agreement" shall mean this Receivables Purchase Agreement and all amendments hereof and supplements hereto.

                  "Bank" shall mean Household Bank (SB), N.A., a nationally chartered bank, and its successors and permitted assigns.

                  "Closing Date" shall mean June 12, 2001.

                  "Company" shall mean HRSI Funding, Inc. II, a Delaware corporation, and its permitted successors and assigns.

                  "Conveyance" shall have the meaning specified in subsection 2.01(a).

                  "Conveyance Papers" shall have the meaning specified in subsection 4.01(c).

                  "Credit Adjustment" shall have the meaning specified in
Section 3.02.

                  "Debtor Relief Laws" shall mean (a) the Bankruptcy Code of the United States of America and (b) all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, readjustment of debt, marshalling of assets or similar debtor relief laws of the United States, any state or any foreign country from time to time in effect affecting the rights of creditors generally.



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

                  "Eligible Receivable" shall have the meaning set forth in the Transfer and Servicing Agreement, except that "the Bank" shall be substituted for each occurrence of "the Transferor," "HRAC" shall be substituted for each occurrence of "the Owner Trustee," and all references to the Notes shall be ignored.

                  "Finance Charge and Administrative Receivables" shall mean all Receivables in the Accounts which would be treated as "Finance Charge and Administrative Receivables" in accordance with the definition for such term in the Transfer and Servicing Agreement.

                  "HRAC" shall mean Household Receivables Acquisition Company, a Delaware corporation, and its successors and permitted assigns.

                  "Indenture" shall mean the Master Indenture between the Trust and U.S. Bank National Association, as Indenture Trustee, dated as of June 12, 2001 as supplemented by Indenture Supplements applicable to any Series that may be issued from time to time.

                  "Indenture Supplement" shall mean the indenture supplement pursuant to which a Series is issued.

                  "Indenture Trustee" shall mean U.S. Bank National Association in its capacity as indenture trustee, or any successor indenture trustee.

                  "Initial Account" shall mean each Account included in the computer file delivered pursuant to Section 2.01(c)(ii)(A) of this Agreement to HRAC or its designee in respect of the Closing Date.

                  "Insolvency Event" shall have the meaning specified in Section 8.02.

                  "New Account" shall mean each revolving credit account established pursuant to a Credit Agreement, which account is designated pursuant to Section 2.03 to be included as an Account and is identified in the computer file or microfiche list delivered to HRAC by the Bank pursuant to Sections 2.01 and 2.05.

                  "New Principal Receivables" shall have the meaning set forth in Section 3.01.

                  "Obligor" shall mean, with respect to each Account, each person that would be treated as an "Obligor" in accordance with the definition for such term in the Transfer and Servicing Agreement.

                  "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation the institution executing the Trust Agreement as and acting in the capacity of Owner Trustee thereunder, or its successor in interest, or any successor trustee appointed as provided in the Trust Agreement.

                  "Principal Receivables" shall mean all Receivables other than Finance Charge and Administrative Receivables.

                  "Purchase Price" shall have the meaning set forth in Section 3.01.



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

                  "Purchased Assets" shall have the meaning set forth in Section 2.01.

                  "Receivables" shall mean all amounts shown on the Bank's records as amounts payable by Obligors on any Account from time to time, including amounts payable for Principal Receivables and Finance Charge and Administrative Receivables. Receivables that become Defaulted Receivables will cease to be included as Receivables as of the day on which they become Defaulted Receivables.

                  "Removed Account" shall mean an Account hereunder that is a "Removed Account" (as such term is defined in the Transfer and Servicing Agreement) that is designated for removal pursuant to Section 2.10 of the Transfer and Servicing Agreement.

                  "Securities" shall mean any one of the Notes (as such term is defined in the Indenture) or the Transferor Certificates.

                  "Servicer" shall mean Household Finance Corporation, in its capacity as Servicer pursuant to the Transfer and Servicing Agreement and, after any Service Transfer, the Successor Servicer.

                  "Supplemental Conveyance" shall have the meaning set forth in
Section 2.05.

                  "Transfer and Servicing Agreement" shall mean the Transfer and Servicing Agreement, dated as of June 12, 2001 among Household Finance Corporation, as Servicer, the Company, as Transferor, and the Owner Trustee on behalf of the Trust, and all amendments and supplements thereto.

                  "Transferor RPA" shall mean the Receivables Purchase Agreement, dated June 12, 2001, between HRAC and the Company.

                  "Trust" shall mean the Household Private Label Credit Card Master Note Trust I, acting by and through Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

                  "Trust Agreement" shall mean the Household Private Label Credit Card Master Note Trust I Trust Agreement, dated as of June 12, 2001 between the Company, as Transferor, and the Owner Trustee on behalf of the Trust.

                  "Trust Collateral" shall have the meaning set forth in Section 2.01.

                  Section 1.02. Other Definitional Provisions.

                  All terms defined in this Agreement shall have the defined meanings when used in any certificate, other document, or Conveyance Paper made or delivered pursuant hereto unless otherwise defined therein.

                  The words "HEREOF," "HEREIN" and "HEREUNDER" and words of similar import when used in this Agreement or any Conveyance Paper shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

                  All determinations of the principal or finance charge balance of Receivables, and of any collections thereof, shall be made in accordance with the Transfer and Servicing Agreement and the Indenture.

                  All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Indenture or the Transfer and Servicing Agreement.

                                   ARTICLE II

                     PURCHASE AND CONVEYANCE OF RECEIVABLES

                  Section 2.01. Purchase.

                  (a) By execution of this Agreement, the Bank does hereby sell, transfer, assign, set over and otherwise convey to HRAC (collectively, the "CONVEYANCE"), without recourse except as provided herein, all its right, title and interest in, to and under the Receivables existing at the close of business on the Closing Date, in the case of Receivables arising in the Initial Accounts, and on each Additional Cut-Off Date, in the case of Receivables arising in the Additional Accounts and the Participation Interests conveyed pursuant to a Participation Interest Supplement, and in each case thereafter created from time to time until the termination of this Agreement pursuant to Article VIII hereof, all Recoveries with respect to such Accounts and all such Participation Interests, all monies due or to become due and all amounts received or receivable with respect thereto, and all proceeds (including, without limitation, "proceeds" as defined in the UCC) thereof (the "PURCHASED ASSETS").

                  (b) In connection with such Conveyance, the Bank agrees (i) to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables existing at the close of business on the Closing Date and thereafter created in the Initial Accounts and existing as of the Additional Cut-Off Date and thereafter created in the Additional Accounts and the Participation Interests conveyed pursuant to a Participation Interest Supplement, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the Conveyance of such Receivables and all such Participation Interests from the Bank to HRAC, (ii) that such financing statements shall name the Bank, as seller, and HRAC, as purchaser, of the Receivables and all such Participation Interests and (iii) to deliver a file-stamped copy of such financing statements or other evidence of such filings (excluding such continuation statements, which shall be delivered as filed) to HRAC as soon as is practicable after filing.

                  (c) In connection with each such Conveyance, the Bank further agrees that it will, at its own expense, (i) on or prior to (A) the Closing Date, in the case of Initial Accounts, (B) the applicable Addition Date, in the case of Additional Accounts, and (C) the applicable Removal Date, in the case of Removed Accounts, indicate in its computer files that, in the case of the Initial Accounts or the Additional Accounts, Receivables created in connection with such Accounts have been conveyed to HRAC in accordance with this Agreement and, as applicable, have been conveyed by HRAC to the Company in accordance with the Transferor RPA and, as applicable, have been conveyed by the Company to the Trust pursuant to the Transfer and Servicing Agreement and, as applicable, have been pledged by the Trust to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders by including (or deleting, in the case of newly originated Receivables in Removed Accounts) in such computer files the code that identifies each such Account and (ii) on or prior to (A) the date that is five Business Days after the Closing Date, in the case of the Initial Accounts, (B) the date that is five Business Days after the applicable Addition Date, in the case of designation of Aggregate Addition Accounts, (C) the date that is 30 days after the applicable Addition Date, in the case of New Accounts, and (D) the date that is five Business Days after the applicable Removal Date, in the case of Removed Accounts, to deliver to HRAC, or its designee, a computer file or microfiche list containing a true and complete list of all such Accounts specifying for each such Account, as of the Closing Date, in the case of the Initial Accounts, the applicable Additional Cut-Off Date, in the case of Additional Accounts, and the applicable Removal Date, in the case of Removed Accounts, (1) its account number, (2) the aggregate amount outstanding in such Account and (3) the aggregate amount of Principal Receivables in such Account. Each such computer file or microfiche list, as supplemented from time to time to reflect Additional Accounts or Removed Accounts, shall be marked as SCHEDULE I to this Agreement, shall be delivered to HRAC, or its designee, and is hereby incorporated into and made a part of this Agreement. The Bank further agrees not to alter the code referenced in clause (i) of this paragraph with respect to any Account during the term of this Agreement unless and until such Account becomes a Removed Account.

                  (d) The parties hereto intend that the conveyance of the Bank's right, title and interest in and to the Purchased Assets shall constitute an absolute sale, conveying good title free and clear of any liens, claims, encumbrances or rights of others from the Bank to HRAC and that the Purchased Assets shall not be part of the Bank's estate in the event of the insolvency of the Bank or a conservatorship, receivership or similar event with respect to the Bank. It is the intention of the parties hereto that the arrangements with respect to the Purchased Assets shall constitute a purchase and sale of such Purchased Assets and not a loan or a borrowing secured by such Purchased Assets. In the event, however, that it were to be determined that the transactions evidenced hereby constitute a loan and not a purchase and sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that the Bank shall be deemed to have granted and does hereby grant to HRAC a first priority perfected security interest in all of the Bank's right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables and other Purchased Assets to secure the obligations of the Bank hereunder.

                  (e) To the extent that the Bank retains any interest in the Purchased Assets, the Bank hereby grants to the Indenture Trustee for the benefit of the Noteholders a security interest in all of the Bank's right, title, and interest, whether now owned or hereafter acquired, in, to, and under the Receivables and other Purchased Assets that are intended to be pledged to the Indenture Trustee pursuant to the Indenture (collectively, the "TRUST COLLATERAL"), to secure the performance of all of the obligations of the Bank under this Agreement and any other agreement or document related to the Transfer and Servicing Agreement or the Indenture. With respect to the Trust Collateral, the Indenture Trustee shall have all of the rights that it has under the Transfer and Servicing Agreement and the Indenture and all of the rights of a secured creditor under the UCC.

                  Section 2.02. Addition of Aggregate Addition Accounts.

                  (a) If, from time to time, the Company becomes obligated to designate Aggregate Addition Accounts (as such term is defined in the Transfer and Servicing Agreement) pursuant to subsection 2.09(a) of the Transfer and Servicing Agreement, then HRAC may, at its option, give the Bank written notice thereof on or before the fifth Business Day (the "ADDITION NOTICE DATE") prior to the Addition Date therefor, and upon receipt of such notice the Bank shall on or before the Addition Date, designate sufficient Eligible Accounts to be included as Additional Accounts so that after the inclusion thereof HRAC will be in compliance with the requirements of said subsection 2.09(a). Additionally, subject to subsections 2.09(b) and (c) of the Transfer and Servicing Agreement and subsection 2.02(b), from time to time Eligible Accounts may be designated to be included as Aggregate Addition Accounts, upon the mutual agreement of the Company, HRAC and the Bank. In either event, the Bank shall have sole responsibility for selecting the Aggregate Addition Accounts.

                  (b) On the Addition Date with respect to any designation of Aggregate Addition Accounts, HRAC shall purchase the Bank's right, title and interest in, to and under the Receivables in Aggregate Addition Accounts (and such Aggregate Addition Accounts shall be deemed to be Accounts for purposes of this Agreement) and the related Purchased Assets, subject to the satisfaction of the following conditions on such Addition Date:

                      (i) all Aggregate Addition Accounts shall be Eligible Accounts;

                      (ii) the Bank shall have delivered to HRAC copies of UCC-1 financing statements covering such Aggregate Addition Accounts or Participation Interests, if necessary to perfect the HRAC's undivided interest in the Receivables arising therein;

                      (iii) to the extent required of the Company by Section 2.09(c) of the Transfer and Servicing Agreement, the Bank shall have deposited in the Collection Account (as such term is defined in the Indenture) all Collections with respect to such Aggregate Addition Accounts or Participation Interests since the Additional Cut-Off Date;

                      (iv) as of each of the Additional Cut-Off Date and the Addition Date, no Insolvency Event with respect to the Bank or other Account Owner, as the case may be, shall have occurred nor shall the transfer of the Receivables arising in the Aggregate Addition Accounts or Participation Interests to HRAC have been made in contemplation of the occurrence thereof;

                      (v) solely with respect to Aggregate Addition Accounts designated pursuant to the second sentence of subsection 2.02(a), the Rating Agency Condition shall have been satisfied;

                      (vi) the Bank shall have delivered to HRAC, or its designee, an Officer's Certificate, dated the Addition Date, confirming, to the extent applicable, the items set forth in clauses
         (i) through (v) above; and

                      (vii) the transfer of the Receivables arising in the Aggregate Addition Accounts or Participation Interests to HRAC will not result in an Adverse Effect and the

         Bank shall have delivered to HRAC, or its designee, an Officer's Certificate, dated the Addition Date, stating that the Bank reasonably believes that the addition of the Receivables arising in the Aggregate Addition Accounts or Participation Interests to HRAC will not have an Adverse Effect.

                  Section 2.03. Addition of New Accounts.

                  (a) Upon the mutual agreement of the Company, HRAC and the Bank, subject to compliance with the conditions specified in subsections 2.09(d) and (e) of the Transfer and Servicing Agreement and compliance with subsection 2.03(b), the Bank may designate newly originated Eligible Accounts to be included as New Accounts. Upon such designation, such New Accounts shall be deemed to be Accounts hereunder. The Bank shall cooperate with the Company and HRAC to enable the Company to comply with the requirements of Section 2.09 of the Transfer and Servicing Agreement and shall cooperate with the Company and HRAC to enable the Company to perform with respect to the Receivables in such New Accounts all actions specified in subsections 2.09(d) and (e) of the Transfer and Servicing Agreement.

                  (b) On the Addition Date with respect to any New Accounts, HRAC shall purchase the Bank's right, title and interest in, to and under the Receivables in New Accounts (and such New Accounts shall be deemed to be Accounts for purposes of this Agreement) as of the close of business on the applicable Additional Cut-Off Date and the related Purchased Assets, subject to the satisfaction of the following conditions on such Addition Date:

                      (i) all New Accounts shall be Eligible Accounts;

                      (ii) the Bank shall have delivered to HRAC, or its designee, copies of UCC-1 financing statements covering such New Accounts, if necessary to perfect HRAC's interest in the Receivables arising therein;

                      (iii) to the extent required of the Company by Section 2.09(e) of the Transfer and Servicing Agreement, the Bank shall have deposited in the Collection Account all Collections with respect to such New Accounts since the Additional Cut-Off Date;

                      (iv) as of each of the Additional Cut-Off Date and the Addition Date, no Insolvency Event with respect to the Bank or other Account Owner, as applicable, shall have occurred nor shall the transfer of the Receivables arising in the New Accounts to HRAC have been made in contemplation of the occurrence thereof;

                      (v) the Bank shall have delivered to HRAC, or its designee, an officer's certificate, dated the Addition Date, confirming, to the extent applicable, the items set forth in clauses
         (ii) through (iv) above; and

                      (vi) the transfer of the Receivables arising in the New Accounts to HRAC will not result in an Adverse Effect, and the Bank shall have delivered to HRAC, or its designee, an officer's certificate, dated the Addition Date, stating that the Bank reasonably believes that the addition to the Trust of the Receivables arising in the New Accounts will not have an Adverse Effect.

                  Section 2.04. Representations and Warranties. The Bank hereby represents and warrants to HRAC as of the related Addition Date as to the matters set forth in subsections 2.02(b)(ii) and 2.03(b)(ii) above and that, in the case of Additional Accounts, the list delivered pursuant to Section 2.05 below is, as of the applicable Additional Cut-Off Date, true and complete in all material respects.

                  Section 2.05. Delivery of Documents. In the case of the designation of Additional Accounts, the Bank shall deliver to HRAC, or its designee, (i) the computer file or microfiche list required to be delivered pursuant to Section 2.01 with respect to such Additional Accounts on the date such file or list is required to be delivered pursuant to Section 2.01 (the "DOCUMENT DELIVERY DATE") and (ii) a duly executed, written assignment (including an acceptance by HRAC), substantially in the form of EXHIBIT A (the "SUPPLEMENTAL CONVEYANCE"), on the Document Delivery Date. In addition, in the case of the designation of New Accounts, the Bank shall deliver to HRAC, or its designee, on the Document Delivery Date an Officer's Certificate confirming, to the extent applicable, the items set forth in clause (i) through (vi) of subsection 2.03(b) above.

                                   ARTICLE III

                            CONSIDERATION AND PAYMENT

                  Section 3.01. Purchase Price.

                  (a) The "PURCHASE PRICE" for the Receivables in the Initial Accounts and the related Purchased Assets conveyed to HRAC by the Bank under this Agreement shall be payable on the Closing Date and shall be an amount equal to 100% of the aggregate balance of Principal Receivables in those Accounts as of the Closing Date, plus the present value of anticipated excess spread, computed by taking into account factors such as historical losses, servicing fees, delinquencies and paydown rates, yield and such other factors as the Bank and HRAC mutually agree (and discounted to take into account any uncertainty as to future performance matching historical performances), will result in a Purchase Price determined to be the fair market value of such Purchased Assets. This computation of initial purchase price shall assume no reinvestment in new Receivables. The Purchase Price for the Receivables and the related Purchased Assets (including Receivables and the related Purchased Assets in Additional Accounts) to be conveyed to HRAC under this Agreement which come into existence after the Closing Date, shall be payable on the Distribution Date following the Due Period in which such Receivables and Purchased Assets are conveyed by the Bank to HRAC in an amount equal to 100% of the aggregate balance of the Principal Receivables so conveyed (the "NEW PRINCIPAL RECEIVABLES"), plus the present value of anticipated excess spread, computed by taking into account factors such as historical losses, servicing fees, delinquencies, paydown rates and yield and such other factors as the Bank and HRAC mutually agree (and discounted to take into account any uncertainty as to future performance matching historical performances).

                  (b) The Purchase Price to be paid by HRAC on the Closing Date and on each Distribution Date following a Due Period during which New Principal Receivables are conveyed to HRAC shall be paid in cash (including netting against other payments).

                  Section 3.02. Adjustments to Purchase Price. The Purchase Price shall be adjusted on each Distribution Date (a "CREDIT ADJUSTMENT") with respect to any Receivable previously conveyed to HRAC by the Bank which has since been reversed because of a rebate, refund, unauthorized charge or billing error to a cardholder because such Receivable was created in respect of merchandise which was refused or returned by a cardholder. The amount of such adjustment shall equal (x) the reduction in the principal balance of such Receivable resulting from the occurrence of such event multiplied by (y) the quotient (expressed as a percentage) of (i) the Purchase Price for Principal Receivables payable on such Distribution Date computed in accordance with
Section 3.01(a) divided by (ii) the Principal Receivables paid for on such date pursuant to such Section. In the event that an adjustment pursuant to this
Section 3.02 causes the Purchase Price to be a negative number, the Bank agrees that, not later than 1:00 P.M. New York City time on such Distribution Date, the Bank shall pay to HRAC an amount equal to the amount by which the Purchase Price minus the Credit Adjustment would be reduced below zero.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  Section 4.01. Representations and Warranties of the Bank Relating to the Bank. The Bank hereby represents and warrants to, and agrees with, HRAC as of the Closing Date and on each Addition Date, that:

                  (a) the Bank is a national bank duly organized and validly existing in good standing under the laws of the United States and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement;

                  (b) the Bank is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would (i) render any Credit Agreement relating to an Account or any Receivable unenforceable by the Bank, HRAC, the Company or the Owner Trustee on behalf of the Trust and (ii) have a material adverse effect on the Noteholders;

                  (c) the execution, delivery and performance of this Agreement and any other document or instrument delivered pursuant hereto, including any Supplemental Conveyance to which the Bank is a party (such other documents or instruments, collectively, the "CONVEYANCE PAPERS"), and the consummation of the transactions provided for in this Agreement and the Conveyance Papers have been duly authorized by the Bank by all necessary corporate action on the part of the Bank;

                  (d) the execution and delivery of this Agreement and the Conveyance Papers by the Bank, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms of this Agreement and the Conveyance Papers applicable to the Bank will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Bank is a party or by which it or any of its properties are bound;

                  (e) the execution, delivery and performance of this Agreement and the Conveyance Papers by the Bank and the fulfillment of the terms contemplated herein and therein applicable to the Bank will not conflict with or violate any Requirements of Law applicable to the Bank;

                  (f) there are no proceedings or investigations pending or, to the best knowledge of the Bank, threatened against the Bank, before any Governmental Authority (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of the Bank, would materially and adversely affect the performance by the Bank of its obligations under this Agreement or the Conveyance Papers, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers or (v) seeking to affect adversely the income tax attributes of the Trust under the United States Federal or Delaware income tax systems;

                  (g) all authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Bank in connection with the execution and delivery by the Bank of this Agreement and the Conveyance Papers and the performance of the transactions contemplated by this Agreement or the Conveyance Papers by the Bank have been duly obtained, effected or given and are in full force and effect;

                  (h) the Bank does not own directly or indirectly any ownership interest in HRAC, the Transferor or the Trust;

                  (i) the consolidated financial statements of the Bank do not include the assets or liabilities of HRAC, the Transferor or the Trust;

                  (j) the Bank has conducted and will conduct its business solely in its own name through its duly authorized officers or agents so as not to mislead others as to the identify of the entity with which those others are concerned;

                  (k) the Bank has maintained and will maintain its corporate records and books of account separate, and apart from those of each Affiliate;

                  (l) the assets of the Bank (including its funds) have not been and will not be commingled with those of any Affiliate;

                  (m) the board of directors of the Bank has held and will hold all appropriate meetings or will properly execute written consents with respect to all actions requiring such consents;

                  (n) the Bank has been and will be adequately capitalized as defined in 12 U.S.C. Section 1831 o(b)(1)(B) in light of its contemplated business obligations;

                  (o) the Bank has not and will not guaranty debts of the Trust;

                  (p) the Bank has not and will not acquire obligations or securities of, or make loans or advances to, the Trust;

                  (q) the Bank has received fair consideration in exchange for its interests in the related Receivables;

                  (r) the Bank will treat the transfer to HRAC of the related Receivables as a sale for tax and accounting purposes; and

                  (s) there are no agreements or understandings between the Bank or the Trust relating to the related Receivables, except as set forth in the Transaction Documents.

                  The representations and warranties set forth in this Section
4.01 shall survive the transfer and assignment of the Receivables to HRAC. Upon discovery by the Bank or HRAC of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice to the other party, the Company, the Owner Trustee and the Indenture Trustee within three Business Days following such discovery.

                  Section 4.02. Representations and Warranties of the Bank Relating to the Agreement and the Receivables.

                  (a) Representations and Warranties. The Bank hereby represents and warrants to HRAC as of the date of this Agreement, as of the Closing Date and, with respect to Additional Accounts, as of the related Addition Date that:

                      (i) this Agreement and, in the case of Additional Accounts, the related Supplemental Conveyance, each constitutes a legal, valid and binding obligation of the Bank enforceable against the Bank in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity;

                      (ii) as of the Closing Date with respect to Initial Accounts, and as of the related Additional Cut-Off Date with respect to Additional Accounts, SCHEDULE I to this Agreement, as supplemented to such date, is an accurate and complete listing in all material respects of all the Accounts as of the Closing Date or such Additional Cut-Off Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Closing Date or such applicable Additional Cut-Off Date, as the case may be;

                      (iii) each Receivable has been conveyed to HRAC free and clear of any Lien;

                      (iv) all authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Bank in connection with the conveyance of Receivables to HRAC have been duly obtained, effected or given and are in full force and effect;

                      (v) this Agreement or, in the case of Additional Accounts, the related Supplemental Conveyance constitutes a valid sale, transfer and assignment to HRAC of all right, title and interest of the Bank in the Receivables and the proceeds thereof and the Recoveries payable pursuant to this Agreement;

                      (vi) on the Closing Date or on the Additional Cut-Off Date, as applicable, each related Initial Account or each related Additional, as applicable, Account is an Eligible Account;

                      (vii) on the Closing Date or on the applicable Additional Cut-Off Date, as applicable, each Receivable generated under the related Initial Account or Additional Accounts, as applicable, is an Eligible Receivable;

                      (viii) as of the date of the creation of any new Receivable, such Receivable is an Eligible Receivable; and

                      (ix) no selection procedures believed by the Bank to be materially adverse to the interests of HRAC or the Noteholders have been used in selecting such Accounts.

                  (b) Notice of Breach. The representations and warranties set forth in this Section 4.02 shall survive the transfer and assignment of the Receivables to HRAC. Upon discovery by either the Bank or HRAC of a breach of any of the representations and warranties set forth in this Section 4.02, the party discovering such breach shall give written notice to the other party, the Company, the Owner Trustee and the Indenture Trustee within three Business Days following such discovery; provided that the failure to give notice within three Business Days does not preclude subsequent notice. The Bank hereby acknowledges that HRAC intends to rely on the representations hereunder in connection with representations made by HRAC to secured parties, assignees or subsequent transferees including but not limited to transfers made by HRAC to the Company pursuant to the Receivables Purchase Agreement, dated June 12, 2001, by and between HRAC and the Company, and by the Company to the Trust pursuant to the Transfer and Servicing Agreement and by the Trust to the Indenture Trustee pursuant to the Indenture and that the Company, the Owner Trustee and the Indenture Trustee may enforce such representations directly against the Bank.

                  Section 4.03. Representations and Warranties of HRAC. As of the Closing Date and on each Addition Date, HRAC hereby represents and warrants to, and agrees with, the Bank that:

                  (a) Organization and Good Standing. HRAC is a corporation duly organized and validly existing under the laws of the State of Delaware and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement.

                  (b) Due Authorization. The execution and delivery of this Agreement and the Conveyance Papers and the consummation of the transactions provided for in this Agreement and the Conveyance Papers have been duly authorized by HRAC by all necessary corporate action on the part of HRAC.

                  (c) No Conflict. The execution and delivery of this Agreement and the Conveyance Papers by HRAC, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms of this Agreement and the Conveyance Papers applicable to HRAC, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which HRAC is a party or by which it or any of its properties are bound.

                  (d) No Violation. The execution, delivery and performance of this Agreement and the Conveyance Papers by HRAC and the fulfillment of the terms contemplated herein and therein applicable to HRAC will not conflict with or violate any Requirements of Law applicable to HRAC.

                  (e) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of HRAC, threatened against HRAC, before any Governmental Authority (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of HRAC, would materially and adversely affect the performance by HRAC of its obligations under this Agreement or the Conveyance Papers or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers.

                  (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by HRAC in connection with the execution and delivery by HRAC of this Agreement and the Conveyance Papers and the performance of the transactions contemplated by this Agreement and the Conveyance Papers have been duly obtained, effected or given and are in full force and effect.

                  The representations and warranties set forth in this Section
4.03 shall survive the Conveyance of the Receivables to HRAC. Upon discovery by HRAC or the Bank of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party, the Owner Trustee and the Indenture Trustee.

                                    ARTICLE V

                                    COVENANTS

                  Section 5.01. Covenants of the Bank. The Bank hereby covenants and agrees with HRAC as follows:

                  (a) Receivables Not To Be Evidenced by Promissory Notes. Except in connection with its enforcement or collection of an Account, the Bank will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC) and if any Receivable is so evidenced as a result of any action by the Bank it shall be deemed to be an Ineligible Receivable in accordance with Section 6.01(a) and shall be reassigned to the Bank in accordance with Section 6.01(b)

                  (b) Security Interests. Except for the conveyances hereunder, the Bank will not sell, pledge, assign or transfer to any other Person, or take any other action inconsistent with HRAC's ownership of the Receivables or grant, create, incur, assume or suffer to exist any Lien (arising through or under the Bank) on, any Receivable, whether now existing or hereafter created, or any interest therein, and the Bank shall not claim any ownership interest in the Receivables and shall defend the right, title and interest of HRAC in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Bank.

                  (c) Account Allocations. In the event that the Bank is unable for any reason to transfer Receivables to HRAC in accordance with the provisions of this Agreement (including, without limitation, by reason of the application of the provisions of Section 8.02 or any order of any Governmental Authority), then, in any such event, the Bank agrees (except as prohibited by any such order) to allocate and pay to HRAC, after the date of such inability, all amounts that HRAC will be required to allocate and pay to the Company pursuant to Section 5.01 of the Receivables Purchase Agreement between HRAC and the Company.

                  (d) Delivery of Collections or Recoveries. In the event that the Bank receives Collections or Recoveries, the Bank agrees to pay to HRAC (or to the Servicer if HRAC so directs) all such Collections and Recoveries as soon as practicable after receipt thereof.

                  (e) Notice of Liens. The Bank shall notify HRAC promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder, under the Transfer and Servicing Agreement and under the Indenture.

                  (f) Documentation of Transfer. The Bank shall undertake to file the documents which would be necessary to perfect and maintain the transfer of the Purchased Assets to HRAC.

                  (g) Periodic Rate Finance Charges. Except (A) as otherwise required by any Requirements of Law or (B) as is deemed by the Bank or other Account Owner, as the case may be, to be necessary in order for it to maintain its credit business or a program operated by such credit business on a competitive basis based on a good faith assessment by it of the nature of the competition with respect to the credit business or such program, it shall not at any time take any action which would have the effect of reducing the Series Portfolio Yield to a level that could be reasonably expected to result in an Adverse Effect with respect to any Series based on the insufficiency of the Series Portfolio Yield or any similar test.

                  (h) Credit Agreements and Guidelines. Subject to compliance with all Requirements of Law and paragraph (g) above, the Bank (or other Account Owner if the Bank is not the Account Owner) or the Servicer may change the terms and provisions of the applicable Credit Agreements or the applicable Credit Guidelines of the Bank (or other Account Owner if the

Bank is not the Account Owner) or the Servicer in any respect (including the calculation of the amount or the timing of charge-offs and the Periodic Rate Finance Charges to be assessed thereon). Notwithstanding the above, unless required by Requirements of Law or as permitted by paragraph (g) above, the Bank (or other Account Owner if the Bank is not the Account Owner) or the Servicer will not take any action unless (i) at the time of such action, the Bank (or other Account Owner, as the case may be) or the Servicer, reasonably believes that such action will not cause an Adverse Effect, and (ii) such change is made applicable to the comparable segment of the revolving credit accounts owned by the Bank (or other Account Owner, as the case may be) or serviced by the Servicer which have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change, except as otherwise restricted by an endorsement, sponsorship, or other agreement between the Bank or other Account Owner, as the case may be, and an unrelated third party or by the terms of the Credit Agreements.

                  (i) Approval and Official Records. The Bank shall cause this Agreement to be duly approved by the Bank's Board of Directors, and the Bank shall maintain this Agreement as a part of the official records of the Bank for the term of this Agreement.

                                   ARTICLE VI

                              REPURCHASE OBLIGATION

                  Section 6.01. Reassignment of Ineligible Receivables.

                  (a) In the event any representation or warranty under Section 4.02(a)(ii), (iii), (iv), (vi), (vii), (viii) or (ix) is not true and correct in any material respect as of the date specified therein with respect to any Receivable or the related Account and as a result of such breach HRAC is required to accept reassignment of Ineligible Receivables previously sold by the Bank to HRAC pursuant to Section 6.01(b) of the Receivables Purchase Agreement between HRAC and the Company, the Bank shall accept reassignment of HRAC's interest in such Ineligible Receivables on the terms and conditions set forth in
Section 6.01(b) of this Agreement.

                  (b) The Bank shall accept reassignment from HRAC of any Ineligible Receivables previously sold by the Bank to HRAC on the date on which such reassignment obligation arises, and shall pay for such reassigned Ineligible Receivables by paying to HRAC, not later than 3:00 p.m., New York City time on such date, an amount equal to the unpaid principal balance of such Ineligible Receivables plus accrued and unpaid finance charges at the annual percentage rate applicable to such Receivables from the last date billed through the end of the Due Period in which such reassignment obligation arises. Upon reassignment of such Ineligible Receivables, HRAC shall automatically and without further action be deemed to sell, transfer, assign, set-over and otherwise convey to the Bank, without recourse, representation or warranty, all the right, title and interest of HRAC in and to such Ineligible Receivables, all Recoveries related thereto, all monies and amounts due or to become due with respect thereto and all proceeds thereof; and such reassigned Ineligible Receivables shall be treated by HRAC as collected in full as of the date on which they were transferred. HRAC shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Bank to effect the conveyance of such Ineligible Receivables and other property pursuant to this subsection.

                  Section 6.02. Reassignment of Trust Portfolio. In the event any representation or warranty set forth in Section 4.01(a), (c), (d), (f) or
(g) or Section 4.02(a)(i) or (a)(v) is not true and correct in any material respect and as a result of such breach HRAC is required to accept a reassignment of the Receivables previously sold by the Bank to HRAC pursuant to Section 6.02 of the Receivables Purchase Agreement between HRAC and the Company, the Bank shall be obligated to accept a reassignment of HRAC's interest in such Receivables on the terms set forth below.

                  The Bank shall pay to HRAC by depositing in the Collection Account in immediately available funds, not later than 1:00 P.M. New York City time, on the first Transfer Date following the Due Period in which such reassignment obligation arises, in payment for such reassignment, an amount equal to the amount specified in Section 2.06 of the Transfer and Servicing Agreement. Upon such reassignment of Receivables, HRAC shall automatically and without further action be deemed to sell, transfer, assign, set-over and otherwise convey to the Bank, without recourse, representation or warranty, all the right, title and interest of HRAC in and to such Receivables, all Recoveries related thereto, all monies and amounts due or to become due with respect thereto and all proceeds thereof; and such reassigned Receivables shall be treated by HRAC as collected in full as of the date on which they were transferred. HRAC shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Bank to effect the conveyance of such Receivables and other property pursuant to this subsection.

                                   ARTICLE VII

                              CONDITIONS PRECEDENT

                  Section 7.01. Conditions to HRAC's Obligations Regarding Initial Receivables. The obligations of HRAC to purchase the Receivables in the Initial Accounts on the Closing Date shall be subject to the satisfaction of the following conditions:

                  (a) All representations and warranties of the Bank contained in this Agreement shall be true and correct on the Closing Date with the same effect as though such representations and warranties had been made on such date;

                  (b) All information concerning the Initial Accounts provided to HRAC, or its designee, shall be true and correct as of the Closing Date in all material respects;

                  (c) The Bank shall have (i) delivered to HRAC, or its designee, a computer file or microfiche list containing a true and complete list of all Initial Accounts identified by account number and by the Receivables balance as of the Closing Date and (ii) substantially performed all other obligations required to be performed by the provisions of this Agreement;

                  (d) The Bank shall have recorded and filed, at its expense, any financing statement with respect to the Receivables (other than Receivables in Additional Accounts) now existing and hereafter created for the transfer of accounts and general intangibles (each as defined in Section 9-106 of the UCC) meeting the requirements of applicable state law in such manner and in such jurisdictions as would be necessary to perfect the sale of and security interest in the Receivables from the Bank to HRAC, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to HRAC, or its designee;

                  (e) On or before the Closing Date, (i) HRAC and the Company shall have entered into a Receivables Purchase Agreement (ii) the Company and the Owner Trustee shall have entered into the Trust Agreement (iii) the Company, Household Finance Corporation and the Owner Trustee shall have entered into the Transfer and Servicing Agreement, (iv) the Trust and the Indenture Trustee shall have entered into the Indenture and (v) the closing under the Transfer and Servicing Agreement and the Indenture shall take place simultaneously with the initial closing hereunder; and

                  (f) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to HRAC, and HRAC shall have received from the Bank copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as HRAC may reasonably have requested.

                  Section 7.02. Conditions Precedent to the Bank's Obligations. The obligations of the Bank to sell Receivables in the Initial Accounts on the Closing Date shall be subject to the satisfaction of the following conditions:

                  (a) All representations and warranties of HRAC contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

                  (b) Payment or provision for payment of the Purchase Price in accordance with the provision of Section 3.01 hereof shall have been made; and

                  (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Bank, and the Bank shall have received from HRAC copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Bank may reasonably have requested.

                                  ARTICLE VIII

                          TERM AND PURCHASE TERMINATION

                  Section 8.01. Term. Notwithstanding the date of this Agreement, this Agreement shall commence and be effective on May 7, 2001 and shall continue until the termination of the Trust as provided in Article VIII of the Trust Agreement.

                  Section 8.02. Purchase Termination. If the Bank shall fail generally to, or admit in writing its inability to, pay its debts as they become due; or if a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of the Bank in an involuntary case under any Debtor Relief Law, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of the Bank or for any substantial part of the Bank's property, or for the winding-up or liquidation of the Bank's affairs and, if instituted against the Bank, any such proceeding shall continue undismissed or unstayed and in effect, for a period of 60 consecutive days, or any of the actions sought in such proceeding shall occur; or if the Bank shall commence a voluntary case under any Debtor Relief Law, or if the Bank shall consent to the entry of an order for relief in an involuntary case under any Debtor Relief Law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of, or for, any substantial part of its property, or any general assignment for the benefit of its creditors; or the Bank or any subsidiary of the Bank shall have taken any corporate action in furtherance of any of the foregoing actions (each an "INSOLVENCY EVENT"); then the Bank shall immediately cease to transfer Principal Receivables to HRAC and shall promptly give notice to HRAC, the Company, the Owner Trustee and the Indenture Trustee of such Insolvency Event. Notwithstanding any cessation of the transfer to HRAC of additional Principal Receivables, Principal Receivables transferred to HRAC prior to the occurrence of such Insolvency Event and Collections in respect of such Principal Receivables and Finance Charge and Administrative Receivables whenever created, accrued in respect of such Principal Receivables, shall continue to be property of HRAC available for transfer by HRAC to the Company pursuant to the Transferor RPA.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

                  Section 9.01. Amendment. This Agreement and any Conveyance Papers and the rights and obligations of the parties hereunder and thereunder may not be changed orally, but only by an instrument in writing signed by HRAC and the Bank in accordance with this Section 9.01. This Agreement and any Conveyance Papers may be amended from time to time by HRAC and the Bank (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or in any such other Conveyance Papers, (iii) to add any other provisions with respect to matters or questions arising under this Agreement or any Conveyance Papers which shall not be inconsistent with the provisions of this Agreement or any Conveyance Papers,
(iv) to change or modify the Purchase Price and (v) to change, modify, delete or add any other obligation of the Bank or HRAC; provided, however that no amendment pursuant to clause (v) of this Section 9.01 shall be effective unless the Bank and HRAC have been notified in writing that the Rating Agency Condition has been satisfied; provided, further, the Bank and HRAC shall have delivered to the Company, the Owner Trustee and the Indenture Trustee an Officer's Certificate, dated the date of any such action, stating that each of the Bank and HRAC, respectively, reasonably believes that such action will not have an Adverse Effect, unless the Company, the Owner Trustee and the Indenture Trustee shall consent thereto. Any reconveyance executed in accordance with the provisions hereof shall not be considered to be an amendment to this Agreement. A copy of any amendment to this Agreement shall be sent to the Rating Agency.

                  Section 9.02. Governing Law. THIS AGREEMENT AND THE CONVEYANCE PAPERS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 9.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to (a) in the case of the Bank, 1111 Town Center Drive, Las Vegas, Nevada 89134,
Attention: General Counsel, (b) in the case of HRAC, 2700 Sanders Road, Prospect Heights, IL 60070, Attention: General Counsel, (c) in the case of the Owner Trustee, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, (d) in the case of the Indenture Trustee, 111 East Wacker Drive, Chicago, Illinois, 60601, Attention: Corporate Trust Department, (e) in the case of the Servicer, Household Finance Corporation, 2700 Sanders Road, Prospect Heights, Illinois 60070, Attention: S.H. Smith, Assistant Treasurer, (f) in the case of Fitch, Fitch, Inc., One State Street Plaza, New York, NY 10004,
Attention: ABS Surveillance, (g) in the case of Moody's, Moody's Investors Service Inc., 99 Church Street, New York, NY 10007, Attention: ABS Monitoring Group, or (h) in the case of Standard & Poor's, Standard & Poor's Ratings Group, 55 Water Street, New York, NY 10041, Attention: Credit Card ABS; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

                  Section 9.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement or any Conveyance Paper shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Agreement or any Conveyance Paper and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Conveyance Paper.

                  Section 9.05. Assignment. Notwithstanding anything to the contrary contained herein, other than HRAC's assignment of its rights, title, and interests in, to, and under this Agreement to the Company and the Company's assignment of its rights, title and interest in, to and under this Agreement to the Trust and the Trust's assignment of its rights, title and interests in, to and under this Agreement to the Indenture Trustee for the benefit of the beneficiaries of the Trust, including the Noteholders as contemplated by the Transfer and Servicing Agreement, the Indenture and Section 9.06 hereof, this Agreement and all other Conveyance Papers may not be assigned by the parties hereto unless the Bank shall assign its rights, title and interests in, to and under this Agreement to (a) any successor by merger assuming this Agreement (b) to any affiliate owned directly or indirectly by Household International, Inc. which assumes the obligations of this Agreement or (c) to any entity provided that the Rating Agency has advised HRAC and the Bank that the Rating Agency Condition has been satisfied.

                  Section 9.06. Acknowledgement and Agreement of the Bank. By execution below, the Bank expressly acknowledges and agrees that all of HRAC's right, title, and interest in, to, and under this Agreement, including, without limitation, all of HRAC's right, title, and interest in and to the Receivables purchased pursuant to this Agreement, shall be assigned by HRAC to the Company, and shall be assigned by the Company to the Owner Trustee, and shall be assigned by the Owner Trustee to the Indenture Trustee for the benefit of the beneficiaries of the Trust, including the Noteholders, and the Bank consents to such assignments. The Bank further agrees that notwithstanding any claim, counterclaim, right of setoff or defense which it may have against HRAC, due to a breach by HRAC of this Agreement or for any other reason, and notwithstanding the bankruptcy of HRAC or any other event whatsoever, the Bank's sole remedy shall be a claim against HRAC for money damages, and then only to the extent of funds received by HRAC pursuant to the Receivables Purchase Agreement between HRAC and the Company, and in no event shall the Bank assert any claim on or any interest in the Receivables or any proceeds thereof or take any action which would reduce or delay receipt by the Company or the Owner Trustee of collections with respect to the Receivables. Additionally, the Bank agrees for the benefit of the Noteholders that any amounts payable by the Bank to HRAC hereunder which are to be paid by HRAC to the Company then paid by the Company to the Owner Trustee and pledged to the Indenture Trustee for the benefit of the Noteholders shall be paid by the Bank, on behalf of HRAC, directly to the Company.

                  Section 9.07. Further Assurances. HRAC and the Bank agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party, the Company, the Owner Trustee or the Indenture Trustee more fully to effect the purposes of this Agreement, the Conveyance Papers and the Transfer and Servicing Agreement, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the UCC or other law of any applicable jurisdiction.

                  Section 9.08. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of HRAC or the Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Subject to Section 9.06, the rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

                  Section 9.09. Counterparts. This Agreement and all Conveyance Papers may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  Section 9.10. Binding; Third-Party Beneficiaries. This Agreement and the Conveyance Papers will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Company, the Owner Trustee and the Indenture Trustee shall be considered third-party beneficiaries of this Agreement.

                  Section 9.11. Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the Conveyance Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Conveyance Papers. This Agreement and the Conveyance Papers may not be modified, amended, waived or supplemented except as provided herein.

                  Section 9.12. Headings. The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                  Section 9.13. Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

                  Section 9.14. Survival of Representations and Warranties. All representations, warranties and agreements contained in this Agreement or contained in any Supplemental Conveyance, shall remain operative and in full force and effect and shall survive conveyance of the Receivables by the Bank to HRAC and thereafter to the Company pursuant to the Receivables Purchase Agreement between HRAC and the Company, and thereafter by the Company to the Trust pursuant to the Transfer and Servicing Agreement and by the Trust and the Indenture Trustee pursuant to the Indenture.

                  Section 9.15. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the Bank shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause HRAC to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against HRAC under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of HRAC or any substantial part of its property or ordering the winding-up or liquidation or the affairs of HRAC.

                  IN WITNESS WHEREOF, HRAC and the Bank have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                       HOUSEHOLD BANK (SB), N.A.



                                       By: /s/ J. W. HOFF
                                          --------------------------------------
                                          Name:  J. W. Hoff
                                          Title: Vice President


                                       HOUSEHOLD RECEIVABLES ACQUISITION COMPANY



                                       By: /s/ J. W. HOFF
                                          --------------------------------------
                                          Name:  J. W. Hoff
                                          Title: Vice President

                                                                       EXHIBIT A



                         FORM OF SUPPLEMENTAL CONVEYANCE

                         (As required by Section 2.05 of
                       the Receivables Purchase Agreement)

                  SUPPLEMENTAL CONVEYANCE No. ____ dated as of ____________ __, ____, by and between HOUSEHOLD BANK (SB), N.A. (the "BANK"), and HOUSEHOLD RECEIVABLES ACQUISITION COMPANY ("HRAC"), pursuant to the Receivables Purchase Agreement referred to below.

                                   WITNESSETH:

                  WHEREAS, the Bank and HRAC are parties to an Receivables Purchase Agreement, dated as of June 12, 2001 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "RECEIVABLES PURCHASE AGREEMENT");

                  WHEREAS, pursuant to the Receivables Purchase Agreement, the Bank wishes to designate Additional Accounts to be included as Accounts and the Bank wishes to convey its right, title and interest in the Receivables of such Additional Accounts, whether now existing or hereafter created, to HRAC pursuant to the Receivables Purchase Agreement; and

                  WHEREAS, HRAC is willing to accept such designation and conveyance subject to the terms and conditions hereof.

                  NOW, THEREFORE, the Bank and HRAC hereby agree as follows:

                  1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Receivables Purchase Agreement unless otherwise defined herein.

                  "Addition Date" shall mean, with respect to the Additional Accounts designated hereby ____________ ___, _____.

                  "Additional Cut-Off Date" shall mean, with respect to the Additional Accounts designated hereby, ____________ ___, _____.

                  2. Designation of Additional Accounts. The Bank delivers herewith a computer file or microfiche list containing a true and complete schedule identifying all such Additional Accounts designated hereby (the "ADDITIONAL ACCOUNTS") and specifying for each such Additional Account, as of the Additional Cut-Off Date, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables in such Additional Account. Such computer file, microfiche list or other documentation shall be as of the date of this Supplemental Conveyance incorporated into and made part of this Supplemental Conveyance and is marked as
SCHEDULE I to this Supplemental Conveyance.

                  3. Conveyance of Receivables.

                  (a) The Bank does hereby sell, transfer, assign, set over and otherwise convey to HRAC, without recourse except as provided in the Receivables Purchase Agreement, all its right, title and interest in, to and under the Receivables generated by such Additional Accounts, existing at the close of business on the Additional Cut-Off Date and thereafter created until termination of the Receivables Purchase Agreement pursuant to Article VIII thereof, all Recoveries with respect to such Accounts, all monies due or to become due and all amounts received or receivable with respect thereto and all "proceeds" (including, without limitation, "proceeds" as defined in Article 9 of the UCC) thereof.

                  (b) In connection with such sale, the Bank agrees to record and file, at its own expense, one or more financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables, existing on the Additional Cut-Off Date and thereafter created, for the transfer of accounts and general intangibles meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of and the security interest in the Receivables to HRAC, and to deliver a file-stamped copy of such financing statement or other evidence of such filing to HRAC.

                  (c) In connection with such sale, the Bank further agrees, at its own expense, on or prior to the date of this Supplemental Conveyance, to indicate in the appropriate computer files or microfiche list that all Receivables created in connection with the Additional Accounts designated hereby have been conveyed to HRAC pursuant to this Supplemental Conveyance.

                  (d) The parties hereto intend that the conveyance described in
Section 3(a) constitute an absolute sale consistent with the intent expressed in
Section 2.01(d) of the Receivables Purchase Agreement. In the event, however, that notwithstanding such intent a court of competent jurisdiction were to hold that the transactions evidenced hereby constitute a loan and not a purchase and sale, it is the intention of the parties hereto that this Supplemental Conveyance shall constitute a security agreement under applicable law, and that the Bank shall be deemed to have granted, and the Bank does hereby grant, to HRAC a first priority perfected security interest in all of the Bank's right, title and interest, whether now owned or hereafter acquired, in, to and under all Receivables existing on the Additional Cut-Off Date in the Additional Accounts and thereafter created from time to time until the termination of the Receivables Purchase Agreement pursuant to Article VIII thereof, all Recoveries with respect to such Accounts, all monies due or to become due and all amounts received or receivable with respect thereto, and all proceeds (including, without limitation, "proceeds" as defined in Article 9 of the UCC) thereof.

                  4. Acceptance by the HRAC. HRAC hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed to HRAC pursuant to Section 3 of this Supplemental Conveyance, and declares that it shall maintain such right, title and interest. HRAC further acknowledges that, prior to or simultaneously with the execution and delivery of this Supplemental Conveyance, the Bank delivered to HRAC the computer file or microfiche list described in Section 2 of this Supplemental Conveyance.

                  5. Representations and Warranties of the Bank. The Bank hereby represents and warrants to HRAC as of the date of this Supplemental Conveyance and as of the Addition Date that:

                  (a) Legal, Valid and Binding Obligation. This Supplemental Conveyance constitutes a legal, valid and binding obligation of the Bank enforceable against the Bank in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity;

                  (b) Eligibility of Accounts. On the Additional Cut-Off Date, each Additional Account designated hereby is an Eligible Account;

                  (c) No Liens. Each Receivable in an Additional Account designated hereby has been conveyed to HRAC free and clear of any Lien;

                  (d) Eligibility of Receivables. On the Additional Cut-Off Date, each Receivable existing in an Additional Account designated hereby is an Eligible Receivable and as of the date of creation of any Receivable in an Additional Account designated hereby, such Receivable is an Eligible Receivable;

                  (e) Selection Procedures. No selection procedure believed by the Bank to be adverse to the interests of HRAC or the Noteholders was utilized in selecting the Additional Accounts;

                  (f) Transfer of Receivables. This Supplemental Conveyance constitutes a valid sale, transfer and assignment to HRAC of all right, title and interest of the Bank in the Receivables arising in the Additional Accounts designated hereby now existing or hereafter created, all monies due or to become due and all amounts received with respect thereto and the "proceeds" (including, without limitation, "proceeds" as defined in Article 9 of the UCC) thereof and the Recoveries with respect thereto;

                  (g) No Conflict. The execution and delivery of this Supplemental Conveyance, the performance of the transactions contemplated by this Supplemental Conveyance and the fulfillment of the terms hereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Bank is a party or by which it or its properties are bound;

                  (h) No Violation. The execution and delivery of this Supplemental Conveyance by the Bank, the performance of the transactions contemplated by this Supplemental Conveyance and the fulfillment of the terms hereof applicable to the Bank will not conflict with or violate any Requirements of Law applicable to the Bank;

                  (i) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of the Bank, threatened against the Bank before any Governmental Authority (i) asserting the invalidity of this Supplemental Conveyance, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Supplemental Conveyance,

(iii) seeking any determination or ruling that, in the reasonable judgment of the Bank, would materially and adversely affect the performance by the Bank of its obligations under this Supplemental Conveyance or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Supplemental Conveyance; and

                  (j) All Consents. All authorizations, consents, orders or approvals of any Governmental Authority required to be obtained by the Bank in connection with the execution and delivery of this Supplemental Conveyance by the Bank and the performance of the transactions contemplated by this Supplemental Conveyance by the Bank, have been obtained.

                  6. Ratification of the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby ratified, and all references to the "RECEIVABLES PURCHASE AGREEMENT," to "THIS AGREEMENT" and "HEREIN" shall be deemed from and after the Addition Date to be a reference to the Receivables Purchase Agreement as supplemented by this Supplemental Conveyance. Except as expressly amended hereby, all the representations, warranties, terms, covenants and conditions of the Receivables Purchase Agreement shall remain unamended and shall continue to be, and shall, remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Receivables Purchase Agreement.

                  7. Counterparts. This Supplemental Conveyance may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

                  8. Governing Law. THIS SUPPLEMENTAL CONVEYANCE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  IN WITNESS WHEREOF, the undersigned have caused this Supplemental Conveyance to be duly executed and delivered by their respective duly authorized officers on the day and the year first above written.

                                       HOUSEHOLD BANK (SB), N.A.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       HOUSEHOLD RECEIVABLES ACQUISITION COMPANY



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                   Schedule I to
                                                                    Supplemental
                                                                      Conveyance


                               ADDITIONAL ACCOUNTS

         COMPUTER FILES CONTAINING ACCOUNT INFORMATION DELIVERED TO HRAC
                          ARE INCORPORATED BY REFERENCE

                                                                      Schedule I



                                LIST OF ACCOUNTS



         COMPUTER FILES CONTAINING ACCOUNT INFORMATION DELIVERED TO HRAC
                          ARE INCORPORATED BY REFERENCE


                                      I-2